Exhibit 10 (vii)

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of January 12, 2007 is entered into among AGC FUNDING CORPORATION (the “Seller”), AMERICAN GREETINGS CORPORATION (in its individual capacity, “Greetings”), in its capacity as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as purchaser agent for Market Street Funding LLC, as Administrator for each Purchaser Group (in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”), MARKET STREET FUNDING LLC (in its individual capacity, “Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser, LIBERTY STREET FUNDING CORP. (“LSFC”), as a Conduit Purchaser and THE BANK OF NOVA SCOTIA (“BNS”), as a Related Committed Purchaser and as purchaser agent for itself and LSFC.

RECITALS

1. The Seller, the Servicer, the Administrator, PNC, Market Street, the LC Bank, LSFC and BNS are parties to the Amended and Restated Receivables Purchase Agreement dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement.

2.1 The last sentence of clause 1(j) of Exhibit IV to the Agreement is hereby amended and restated in its entirety to read as follows:

“The Seller shall (or shall cause the Servicer to) withdraw or remove from any Lock-Box Account any cash or cash proceeds other than Collections deposited or otherwise credited to such Lock-Box Account not later than two Business Days after such deposit or credit.”

2.2 The last sentence of clause 2(h) of Exhibit IV to the Agreement is hereby amended and restated in its entirety to read as follows:

“The Servicer shall withdraw or remove from any Lock-Box Account any cash or cash proceeds other than Collections deposited or otherwise credited to such Lock-Box Account not later than two Business Days after such deposit or credit.”

3. Representations and Warranties. The Seller hereby represents and warrants to each Purchaser and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION

By:	/s/Gregory M. Steinberg

Name:	Gregory M.Steinberg
Title:	Treasurer

AMERICAN GREETINGS CORPORATION, as Servicer

By:	/s/Gregory M. Steinberg

Name:	Gregory M. Steinberg
Title:	Treasurer

S-1	1st A&R RPA Amendment (American Greetings)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for Market Street Funding LLC

By:	/s/ John T. Smathers

Name:	John T. Smathers
Title:	Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn
Title:	Vice President

S-2	1st A&R RPA Amendment (American Greetings)

THE BANK OF NOVA SCOTIA,
as a Related Committed Purchaser and as Purchaser Agent for itself and Liberty Street Funding Corp.

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser

By:	/s/ Jill A. Gordon

Name:	Jill A. Gordon
Title:	Vice President

S-3	1st A&R RPA Amendment (American Greetings)

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank

By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran
Title:	Managing Director

S-4	1st A&R RPA Amendment (American Greetings)